UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-5384

Registrant’s telephone number, including area code

Date of fiscal year end: February 28, 2015

Date of reporting period: August 31, 2014

Item 1. Reports to Stockholders.

Semi-Annual Report

August 31, 2014

Snow Capital Small Cap Value Fund

Class A Shares (SNWAX)

Class C Shares (SNWCX)

Institutional Class Shares (SNWIX)

Snow Capital Opportunity Fund

Class A Shares (SNOAX)

Class C Shares (SNOCX)

Institutional Class Shares (SNOIX)

Investment Adviser

Snow Capital Management L.P.

2000 Georgetowne Drive, Suite 200

Sewickley, Pennsylvania 15143

Phone: 1-877-SNOWFND (877-766-9363)

Dear Shareholder:

We are writing to share with you the semi-annual investment results for the Snow Capital Family of Funds, and to provide our perspective on the current environment for investors.

Snow Capital’s contrarian investing style once again proved successful in the first six months of the fiscal year ended August 31, 2014. The markets have had a considerable run over the past six months as well as the trailing year. As we stated in our last semi-annual update one year ago, “Markets climb a wall of worry.” Despite very good returns over the past few years, investors remain reluctant to invest in the U.S. stock market. With a disciplined focus on the balance between risk and asymmetrical reward, our experienced team continues to find compelling investment opportunities.

Investors still seem to be stuck in the same fearful yield-seeking investment mode they assumed after the financial crisis. Bond flows continue to be positive despite treasury yields (and yields on most other income-producing securities) bouncing around at seventy-year lows. Despite optimistic investor sentiment surveys (51% bullish versus the long-term average of 39% on August 31 according to the AAII Investor Sentiment Survey), equity flows have returned to negative territory in 2014. While 2013 was the first net positive year for U.S. domestic mutual fund flows since 2005, domestic equity net outflows in the 2014 year-to-date period have erased those gains. As of August 31, 2014 year-to-date net outflows were $19 billion according to the Investment Company Institute (ICI).

In July of 2007, when asked why Citigroup continued to provide financing for leveraged buyouts, CEO Chuck Prince infamously answered, “As long as the music is playing, you’ve got to get up and dance.” This quote comes to mind when we consider the unquenchable investor appetite for bonds and bond substitutes. With U.S. treasury rates near all-time lows and high-yield (“junk”) debt offering little compensation for significant risk, one has to wonder exactly how long rates can remain this depressed. This is an extremely “crowded trade,” with retail and institutional investors all convinced that they can exit their bond positions just before the music stops.

Our investment process leans heavily on the theory that all markets eventually revert to the mean. Most investors agree that rates will certainly not remain here forever, and will most likely be higher in three to five years. We do not know how or when the bond trade will end, but we must be near a long-term bottom in rates.

At Snow Capital, we remain disciplined. We continue to look for undervalued long term equity assets. We will not chase yield despite the market trend.

Just as was the case this time last year, Bank of America Merrill Lynch’s Sell Side Indicator, a measure of Wall Street strategists’ sentiment, remains bearish. This means that on average Wall Street strategists are recommending that clients hold 51% of their portfolios in equities versus the long-term average of 60 to 65%. Contrarian investors, ourselves included, consider this to be a positive for stocks as we have historically seen strong equity returns in the years following a trough in the Sell Side Indicator.

The financial crisis echoed by the European Debt crisis created a very depressed environment for economies across the globe and for many assets. A recovery from such lows will naturally take a while. The current bull market seems to be rather mature, but given the backdrop of anemic asset flows and a U.S. economy still on the mend, we can see some runway left for this equity market to run. Bull markets do not die of old age. Rather, they die of excess. We find it hard to see significant excess either in valuation or for economic activity.

We have watched the U.S. equity markets grind higher despite relentless domestic equity fund outflows and continued fear of another severe downturn in the economy and/or market. With equity markets and economies in China and Europe just recently finding a bottom, and anemic domestic equity inflows, that day still seems a long way off.

Snow Capital offers two mutual funds that provide an investor the opportunity to leverage our value investing process, our resources as an institutional investor, and our professional investment discipline. Our funds utilize the same disciplined value process implemented by our team of experienced and talented investment professionals. Your financial professional can help you determine which funds are best suited to you.

Thank you for choosing the Snow Capital Family of Funds.

Snow Capital Opportunity Fund

How did the Fund perform?

For the six-month period ended August 31, 2014, the Snow Capital Opportunity Fund Institutional Class Shares recorded a return of 11.22% compared to a return of 8.84% for the S&P 500 Index and a return of 9.01% for the Russell 3000 Value Index.

How is the Fund managed?

We employ a contrarian value process rooted in the fundamental analysis of individual companies to build a portfolio of investments. The Snow Capital Opportunity Fund typically maintains a core portfolio of between 30 and 60 U.S. listed securities. We weight position sizes based on our assessment of upside potential and near-term catalysts. An actively traded equity options strategy is employed with the goals of increasing potential returns and decreasing volatility. The Fund may attempt to hedge market exposure through the purchase and/or sale of options, exchange-traded funds, or other securities.

Top Positive Contributors to the Fund’s Return

For the six-month period ended August 31, 2014, the Information Technology, Health Care, Consumer Discretionary, Energy, Financials, Utilities, and Materials sectors all added to overall performance. In order of magnitude, the best performing stocks for the six months were:

Apple, Inc. (AAPL) outperformed due in part to solid results and a positive reception towards recent new product releases. Intel Corporation (INTC) benefited from improving PC sales. Management’s upbeat outlook for the second half of the year resulted in renewed enthusiasm from investors. Health Net, Inc. (HNT), a managed care company based in California, beat earnings estimates and announced plans to significantly reduce overhead costs. The company continues to benefit from membership growth through the Affordable Care Act. American Eagle Outfitters, Inc. (AEO) rallied after an in-line second quarter report led analysts to suggest that the company is near an inflection point in the company’s turnaround. NetApp, Inc. (NTAP), a leading global provider of innovative storage and data management software, systems, and services, recently announced better than expected long-term guidance and addressed concerns around the company’s cloud and flash storage roadmap.

Top Detractors from the Fund’s Return

For the six-month period ended August 31, 2014, Industrials was the only sector that detracted from overall performance. In order of magnitude, the worst performers were:

KBR, Inc. (KBR), a leading global engineering and construction services company, reported earnings that were negatively impacted by project cost overruns in Canada. Core LNG and hydrocarbons segments continue to perform well, although bookings have been light. At McDermott International, Inc. (MDR), a new management team continues to work through unprofitable projects in their backlog. The number of loss-making projects has declined from 9 to 3 over the last few quarters. Genworth Financial, Inc. (GNW), a multi-line insurance company, reported a higher loss ratio in its long-term care segment. The company plans to provide an in-depth review of reserves and claim trends on its third quarter conference call. Shares of international miner Rio Tinto PLC (RIO) fell as prices of iron ore returned to near-term lows, causing investors to question future earnings growth. Shares of British Petroleum PLC (BP) declined through the summer as the price of Brent crude deteriorated, and new economic sanctions were imposed on Rosneft, a Russian company in which BP holds a 19.7% ownership stake.

Portfolio Positioning

As of August 31, the Fund held an overweight position in the Information Technology, Consumer Discretionary, Materials, and Industrials sectors and an underweight in the Health Care, Energy, and Financials sectors compared to the Russell 3000 Value Index. The Fund held no position in the Consumer Staples, Telecomm Service, and Utilities sectors.

During the past six months, we reduced our exposure to Energy, Health Care, and Utilities and increased our investments in Information Technology, Financials, Consumer Discretionary, Materials, and Industrials. We maintained a zero-percent weighting in Consumer Staples and Telecomm Service.

As of the end of August, the portfolio held 35 core positions. We are holding cash as a component of our options strategies (e.g. written puts, and long call options) and to take advantage of any opportunities market volatility may provide.

Comments on the Fund’s Five Largest Holdings

NetApp, Inc. (NTAP)

A leading global provider of innovative storage and data management software, systems, and services, NTAP is positioned to benefit from the ongoing growth of digital information and big data management.

JPMorgan Chase & Co (JPM)

With credit trends stabilized and a well-capitalized balanced sheet, money center bank JPM should benefit from rising interest rates. We believe much of JPM’s legal woes are behind it and that investor sentiment will improve over time.

American Eagle Outfitters, Inc. (AEO)

A leading global specialty retailer offering apparel and accessories under its American Eagle and Aerie brands. The company operates more than 1,000 stores in the United States, Canada, Mexico, China and Hong Kong, and ships to 81 countries worldwide through its websites.

Avnet, Inc. (AVT)

A value-added technology distribution company based in Phoenix, Arizona, AVT has exposure to IT and industrial end markets.

Apple, Inc. (AAPL)

A designer, manufacturer, and marketer of personal computing and mobile devices, Apple sells their products worldwide while also offering software, services, and networking solutions.

Snow Capital Small Cap Value Fund

How did the Fund perform?

For the six-month period ended August 31, 2014, the Snow Capital Small Cap Value Fund Institutional Class Shares recorded a return of 11.41% compared to a return of 1.62% for the Russell 2000 Value Index.

How is the Fund managed?

We employ a contrarian value process rooted in fundamental investing to build a portfolio of investments. The Snow Capital Small Cap Value Fund typically maintains a portfolio of between 40 and 60 U.S. listed equities. We weight position sizes based on our assessment of upside potential and near-term catalysts. The Fund draws investments principally from companies with market capitalizations between $100 million and $3 billion.

Top Positive Contributors to the Fund’s Return

For the six-month period ended August 31, 2014, the Health Care, Consumer Discretionary, Financials, Information Technology, Industrials, Consumer Staples, Energy, and Materials sectors all added to overall performance. In order of magnitude, the best performing stocks for the six months were:

Shares of discount retailer Big Lots, Inc. (BIG) appreciated following two quarters of stronger-than-expected same-store sales and earnings. Management also announced a share repurchase plan, which in turn, increased investor confidence. OmniVision Technologies, Inc. (OVTI), one of the largest image sensor producers in the world, traded higher after reporting solid results and the announcement of a takeover offer from a Chinese based investment firm. OVTI is currently considering the offer. Health Net, Inc. (HNT) beat earnings estimates and announced plans to significantly reduce overhead costs. The company continues to benefit from membership growth through the Affordable Care Act. Life insurer Protective Life Corporation (PL) contributed to the Fund as shares surged on news that Japanese life insurer, Dai-Ichi, would be buying the company at a significant premium. Spirit Aerosystems Holdings, Inc. (SPR) rose after handily beating analysts’ earnings expectations in both the first and second quarters, followed by suggestions that the sale of its underperforming Oklahoma wing operations was forthcoming.

Top Detractors from the Fund’s Return

For the six-month period ended August 31, 2014, no sector detracted from overall performance. In order of magnitude, the worst performers were:

Construction and agricultural tire manufacturer Titan International, Inc. (TWI) declined on weak quarterly results due to depressed agricultural equipment sales and higher costs associated with acquisitions. Silicon Graphics International (SGI) disappointed after third quarter earnings fell below market expectations. Defense and intelligence spending did not bounce back as quickly as management had hoped, leading the company to cut their outlook for the year. VOXX International (VOXX) traded lower as weak segment performance and softness in retail resulted in a lower earnings outlook. New and used agriculture and construction dealer, Titan Machinery, Inc. (TITN), declined on deteriorating agricultural equipment sales and margins as low corn prices caused farmers to delay purchases. Medical device manufacturer PhotoMedex, Inc. (PHMD) slid lower after the company reported that it was no longer in compliance with its debt covenants. PHMD was subsequently sold from the portfolio.

Portfolio Positioning

As of August 31, 2014, the Fund held an overweight position in the Industrials, Health Care, Energy, Information Technology, and Consumer Discretionary sectors and an underweight in the Financials, Materials, and Consumer Staples sectors compared to the Russell 2000 Value Index. The Fund held no position in the Telecomm Service and Utilities sectors.

During the past six months, we reduced our exposure to Information Technology, Health Care, Industrials, and Consumer Staples and increased our investments in Financials, Energy, Consumer Discretionary, and Materials. We maintained a zero-percent weighting in Telecomm Service and Utilities.

Comments on the Fund’s Five Largest Holdings

Health Net, Inc. (HNT)

A managed care company based in California with 3 million members, HNT continues to benefit from membership growth through the Affordable Care Act.

Community Health Systems, Inc. (CYH)

A hospital operator who should benefit from industry consolidation and increased access to health insurance, CYH operates in multiple states with a focus on non-urban areas.

Spirit Aerosystems Holdings, Inc. (SPR)

A designer and manufacturer of aero structures, SPR is well positioned as the global airline fleet ages, emerging market orders increase, and airline traffic continues to grow.

Kennametal, Inc. (KMT)

A provider of metal cutting tools, tooling systems, and high performance consumables for industrial and infrastructure applications.

First Niagara Financial Group, Inc. (FNFG)

A mid-sized regional bank with clients in the Northeast and mid-Atlantic region.

Must be preceded or accompanied by a prospectus.

Past performance is not a guarantee of future results.

The views expressed herein are solely the opinions of Snow Capital Management L.P. We make no representations as to their accuracy. This communication is intended for informational purposes only and does not constitute a solicitation to invest money nor a recommendation to buy or sell certain securities. Equity investments are not appropriate for all investors. Individual investment decisions should be discussed with a financial advisor.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic, and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Snow Capital Opportunity Fund may use options or futures contracts which have the risks of unlimited losses and the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of the securities prices, interest rates, and currency exchange rates. This investment may not be suitable for all investors.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

The S&P 500 Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 3000 Value Index is an unmanaged index of those Russell 3000 companies chosen for their value orientation. The Russell 2000 Value Index is an unmanaged index of those Russell 2000 companies chosen for their value orientation.

Earnings per share, or EPS, is calculated by subtracting dividends on preferred stock from net income, and then dividing that result by average outstanding shares. It is the portion of a company’s profit allocated to each outstanding share of common stock.

Earnings per share serves as an indicator of a company’s profitability.

You cannot invest directly in an index.

The Snow Capital Family of Funds are distributed by Quasar Distributors, LLC

Snow Capital Family of Funds

Expense Example (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, and (2) ongoing costs, including management fees, distribution (12b-1) and service fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/14 - 8/31/14).

Actual Expenses

The following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Funds you will pay an initial sales charge of 5.25% when you invest. Class A shares are also subject to a 0.50% contingent deferred sales charge for purchases made at the $1,000,000 breakpoint and are redeemed within twelve months of purchase. A 1.00% contingent deferred sales charge is imposed on Class C shares redeemed within twelve months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 0.50% of the net amount of the redemption if you redeem your shares of the Funds within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution (12b-1) and service fees, fund administration and accounting, custody and transfer agent fees. You may use this information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The following table also provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expense Examples (unaudited)

	Beginning Account Value 3/1/2014	Ending Account Value 8/31/2014	Expenses Paid During Period 3/1/14- 8/31/14	Annualized Expense Ratio
Based on Actual Fund Returns
Opportunity Fund*
Class A	$1,000.00	$1,110.70	$7.82	1.47%
Class C	1,000.00	1,106.50	11.42	2.15
Class I	1,000.00	1,112.20	6.50	1.22
Small Cap Value Fund*
Class A	1,000.00	1,112.60	9.05	1.70
Class C	1,000.00	1,108.70	13.02	2.45
Class I	1,000.00	1,114.10	7.73	1.45

*	Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the most recent 12-month period (365).

	Beginning Account Value 3/1/2014	Ending Account Value 8/31/2014	Expenses Paid During Period 3/1/14- 8/31/14	Annualized Expense Ratio
Based on Hypothetical 5% Yearly Returns
Opportunity Fund*
Class A	$1,000.00	$1,017.80	$7.48	1.47%
Class C	1,000.00	1,014.37	10.92	2.15
Class I	1,000.00	1,019.06	6.21	1.22
Small Cap Value Fund*
Class A	1,000.00	1,016.64	8.64	1.70
Class C	1,000.00	1,012.85	12.43	2.45
Class I	1,000.00	1,017.90	7.37	1.45

*	Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the most recent 12-month period (365).

Snow Capital Small Cap Value Fund

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. To achieve its investment objective, the Fund will invest at least 80% of its net assets in equity securities of companies with small market capitalizations (“small cap companies”). The Adviser selects equity securities for the Fund using a bottom-up approach that seeks to identify small cap companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of August 31, 2014 is shown below.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited) (Continued)

The investment objective of the Fund is protection of investment principal and long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in domestic equity securities, including common and preferred stocks, convertible securities and shares of other investment companies and exchange-traded funds that invest in equity securities. To the extent deemed appropriate by the Adviser to mitigate the risks of volatility in the U.S. equity market, the Fund seeks protection of investment principal by using derivative instruments, including options and/or futures contracts. The Adviser selects investments for the Fund using a bottom-up approach that seeks to identify companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of August 31, 2014 is shown below.

*	Written Options (0.14%)

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of August 31, 2014(1)

	Six Months	One Year	Three Years	Five Years	Since Inception (4/28/06)
Opportunity Fund
Class A (with sales charge)	5.23%	22.23%	21.99%	13.83%	7.00%
Class A (without sales charge)	11.07%	29.00%	24.20%	15.07%	7.69%
Class C (with sales charge)	9.65%	27.05%	23.35%	14.24%	6.92%
Class C (without sales charge)	10.65%	28.05%	23.35%	14.24%	6.92%
Institutional Class	11.22%	29.30%	24.52%	15.36%	7.95%
S&P 500 Index	8.84%	25.25%	20.61%	16.88%	7.49%

	Six Months	One Year	Three Years		Since Inception (11/30/10)
Small Cap Value Fund
Class A (with sales charge)	5.42%	18.49%	21.03%		19.05%
Class A (without sales charge)	11.26%	25.06%	23.22%		20.77%
Class C (with sales charge)	9.87%	23.18%	22.30%		19.88%
Class C (without sales charge)	10.87%	24.18%	22.30%		19.88%
Institutional Class	11.41%	25.35%	23.51%		21.06%
Russell 2000 Value Index	1.62%	18.10%	18.78%		14.48%

(1)

With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A and the applicable contingent deferred sales charge for Class C. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-SNOWFND (877-766-9363). The Funds impose a 0.50% redemption fee on shares held 30 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

Short-term performance, in particular, is not a good indication of the Funds’ future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown in the table above and the following graphs assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graphs below illustrate performance of a hypothetical investment made in the Funds and a broad- based securities index on each Fund’s inception date. The graphs do not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. One cannot invest directly in an index.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.

Snow Capital Small Cap Value Fund

Schedule of Investments

August 31, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS - 97.36%
Aerospace & Defense - 5.69%
Ducommun, Inc. (a)	29,390	$912,853
LMI Aerospace, Inc. (a)	65,138	990,749
Spirit Aerosystems Holdings, Inc. (a)	129,700	4,973,995

		6,877,597

Air Freight & Logistics - 2.95%
Atlas Air Worldwide Holdings, Inc. (a)	106,700	3,569,115

Auto Components - 1.58%
Modine Manufacturing Co. (a)	134,555	1,913,372

Biotechnology - 1.35%
Myriad Genetics, Inc. (a)	45,000	1,628,550

Capital Markets - 2.98%
Cowen Group, Inc. (a)	61,700	252,353
FBR & Co. (a)	35,281	1,008,331
Manning & Napier, Inc.	125,700	2,334,249

		3,594,933

Chemicals - 1.50%
American Vanguard Corp.	44,000	591,360
Axiall Corp.	6,000	249,480
LSB Industries, Inc. (a)	24,300	973,215

		1,814,055

Commercial Banks - 13.27%
First Commonwealth Financial Corp.	118,200	1,047,252
First Niagara Financial Group, Inc.	547,610	4,764,207
FNB Corp.	165,950	2,051,142
OFG Bancorp (b)	219,500	3,490,050
Susquehanna Bancshares, Inc.	109,500	1,130,040
TCF Financial Corp.	135,445	2,140,031
The Bancorp, Inc. (a)	146,000	1,417,660

		16,040,382

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

August 31, 2014 (Unaudited)

	Shares	Value
Commercial Services & Supplies - 2.02%
ACCO Brands Corp. (a)	285,200	$2,204,596
Brady Corp.	9,000	239,580

		2,444,176

Communications Equipment - 1.68%
Black Box Corp.	85,913	2,031,842

Distributors - 1.21%
VOXX International Corp. (a)	147,080	1,456,092

Electrical Equipment - 3.28%
Global Power Equipment Group, Inc.	75,980	1,280,263
GrafTech International Ltd (a)	307,400	2,683,602

		3,963,865

Electronic Equipment, Instruments & Components - 3.80%
Jabil Circuit, Inc.	34,400	742,352
Orbotech Ltd. (a)(b)	74,355	1,206,038
OSI Systems, Inc. (a)	37,900	2,643,904

		4,592,294

Energy Equipment & Services - 5.71%
Geospace Technologies Corp. (a)	26,000	1,069,120
McDermott International, Inc. (a)	298,200	2,147,040
Tidewater, Inc.	72,400	3,682,988

		6,899,148

Food Products - 0.96%
Omega Protein Corp. (a)	77,100	1,161,897

Health Care Equipment & Supplies - 2.88%
Integra LifeSciences Holdings Corp. (a)	69,600	3,479,304

Health Care Providers & Services - 8.33%
Community Health Systems, Inc. (a)	91,935	4,990,232
Health Net, Inc. (a)	107,535	5,075,652

		10,065,884

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

August 31, 2014 (Unaudited)

	Shares	Value
Health Care Technology - 0.90%
Quality Systems, Inc.	69,235	$1,084,220

Household Durables - 0.99%
SodaStream International Ltd. (a)(b)	36,000	1,200,240

Insurance - 3.55%
Assurant, Inc.	26,210	1,749,517
FBL Financial Group, Inc.	25,800	1,208,214
Selective Insurance Group, Inc.	55,650	1,333,931

		4,291,662

Machinery - 6.86%
Kennametal, Inc.	107,900	4,834,998
Titan International, Inc.	238,800	3,462,600

		8,297,598

Media - 1.22%
World Wrestling Entertainment, Inc.	101,000	1,468,540

Multiline Retail - 3.35%
Big Lots, Inc.	87,265	4,044,733

Oil, Gas & Consumable Fuels - 4.53%
Alon USA Energy, Inc.	99,000	1,646,370
PBF Energy, Inc.	134,609	3,824,242

		5,470,612

Personal Products - 0.91%
Medifast, Inc. (a)	32,700	1,098,720

Professional Services - 2.52%
Acacia Research Corp.	160,000	2,846,400
Kelly Services, Inc.	11,660	194,839

		3,041,239

Semiconductors & Semiconductor Equipment - 3.94%
OmniVision Technologies, Inc. (a)	175,500	4,757,806

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

August 31, 2014 (Unaudited)

	Shares	Value
Specialty Retail - 4.60%
Abercrombie & Fitch Co.	48,500	$2,027,300
American Eagle Outfitters, Inc.	251,100	3,535,488

		5,562,788

Technology Hardware, Storage & Peripherals -2.75%
Silicon Graphics International Corp. (a)	338,884	3,321,063

Trading Companies & Distributors - 2.05%
MFC Industrial Ltd. (b)	90,000	719,100
Titan Machinery, Inc. (a)	142,500	1,754,175

		2,473,275

TOTAL COMMON STOCKS (Cost $103,846,293)		$117,645,002

REAL ESTATE INVESTMENT TRUSTS - 2.07%
Highwoods Properties, Inc.	58,780	2,501,089

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,108,657)		$2,501,089

SHORT-TERM INVESTMENT - 0.47%
Money Market Fund - 0.47%
Fidelity Institutional Government Portfolio	565,795	565,795

TOTAL SHORT-TERM INVESTMENT (Cost $565,795)		$565,795

Total Investments (Cost $106,520,745) - 99.90%		120,711,886
Other Assets in Excess of Liabilities - 0.10%		119,371

TOTAL NET ASSETS - 100.00%		$120,831,257

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.

Snow Capital Opportunity Fund

Schedule of Investments

August 31, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS - 90.49%
Air Freight & Logistics - 2.23%
Atlas Air Worldwide Holdings, Inc. (a)	257,000	$8,596,650

Auto Components - 1.87%
TRW Automotive Holdings Corp. (a)	75,000	7,221,750

Automobiles - 2.50%
General Motors Co.	277,000	9,639,600

Chemicals - 1.35%
Axiall Corp.	125,000	5,197,500

Commercial Banks - 6.11%
First Niagara Financial Group, Inc.	1,175,000	10,222,500
JPMorgan Chase & Co. (c)	225,200	13,388,140

		23,610,640

Computers & Peripherals - 6.34%
Apple, Inc.	120,400	12,341,000
Hewlett-Packard Co.	320,000	12,160,000

		24,501,000

Construction & Engineering - 2.74%
KBR, Inc.	480,000	10,569,600

Consumer Finance - 2.99%
Ally Financial, Inc. (a)	470,000	11,562,000

Diversified Financial Services - 6.10%
Bank of America Corp.	712,000	11,456,080
Voya Financial, Inc.	310,000	12,117,900

		23,573,980

Electronic Equipment, Instruments & Components - 3.26%
Avnet, Inc.	283,000	12,596,330

Energy Equipment & Services - 4.97%
McDermott International, Inc. (a)(b)	1,185,100	8,532,720
Tidewater, Inc.	210,000	10,682,700

		19,215,420

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

August 31, 2014 (Unaudited)

	Shares	Value
Health Care Providers & Services - 4.97%
Community Health Systems, Inc. (a)	210,365	$11,418,612
Health Net Inc. (a)	165,000	7,788,000

		19,206,612

Hotels, Restaurants & Leisure - 1.98%
Royal Caribbean Cruises Ltd. (b)	120,000	7,651,200

Insurance - 9.93%
American International Group, Inc.	80,000	4,484,800
Genworth Financial, Inc. (a)	863,000	12,245,971
Hartford Financial Services Group, Inc. (c)	305,700	11,326,185
MetLife, Inc. (c)	188,000	10,291,120

		38,348,076

Machinery - 4.56%
AGCO Corp.	145,000	7,081,800
Kennametal, Inc.	235,000	10,530,350

		17,612,150

Metals & Mining - 3.71%
Newmont Mining Corp.	210,000	5,688,900
Rio Tinto PLC - ADR	161,000	8,652,140

		14,341,040

Multiline Retail - 4.51%
Macy’s, Inc.	154,600	9,630,034
Target Corp.	130,000	7,809,100

		17,439,134

Oil, Gas & Consumable Fuels - 4.87%
BP PLC - ADR	230,000	11,003,200
PBF Energy, Inc.	275,000	7,812,750

		18,815,950

Pharmaceuticals - 2.95%
Teva Pharmaceutical Industries Ltd. - ADR (c)	217,000	11,396,840

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

August 31, 2014 (Unaudited)

	Shares	Value
Semiconductors & Semiconductor Equipment - 2.09%
Broadcom Corp.	205,000	$8,072,900

Software - 2.99%
Symantec Corp.	475,000	11,533,000

Specialty Retail - 3.36%
American Eagle Outfitters, Inc.	921,600	12,976,128

Technology Hardware, Storage & Peripherals - 4.11%
NetApp, Inc.	376,200	15,860,592

TOTAL COMMON STOCKS (Cost $283,719,399)		$349,538,092

	Contracts	Value
PURCHASED OPTION - 0.42%
Put Option - 0.42%
SPDR S&P 500 ETF Trust
Expiration: June, 2015, Exercise Price: $190.000	2,000	$1,608,000

TOTAL PURCHASED OPTION (Cost $2,004,580)		$1,608,000

	Shares	Value
SHORT-TERM INVESTMENT - 9.14%
Money Market Fund - 9.14%
Fidelity Institutional Government Portfolio	35,301,596	$35,301,596

TOTAL SHORT-TERM INVESTMENT (Cost $35,301,596)		$35,301,596

Total Investments (Cost $321,025,575) - 100.05%		386,447,688
Liabilities in Excess of Other Assets - (0.05)%		(184,099)

TOTAL NET ASSETS - 100.00%		$386,263,589

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

August 31, 2014 (Unaudited)

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	All or portion of this security is pledged as collateral for options written.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Snow Capital Opportunity Fund

Schedule of Options Written

August 31, 2014 (Unaudited)

	Contracts	Value
CALL OPTIONS
American Eagle Outfitters, Inc.
Expiration: September, 2014, Exercise Price: $14.00	300	$11,400
Expiration: October, 2014, Exercise Price: $14.00	500	32,500
Expiration: October, 2014, Exercise Price: $15.00	300	7,500
Expiration: November, 2014, Exercise Price: $15.00	400	18,400
NetApp, Inc.
Expiration: September, 2014, Exercise Price: $38.00	20	7,900
Expiration: September, 2014, Exercise Price: $39.00	400	119,600
Royal Caribbean Cruises Ltd.
Expiration: September, 2014, Exercise Price: $65.00	200	12,800

		210,100

PUT OPTIONS
AGCO Corp.
Expiration: September, 2014, Exercise Price: $50.00	200	30,000
American Eagles Outfitters, Inc.
Expiration: September, 2014, Exercise Price: $10.00	600	1,500
American International Group, Inc.
Expiration: September, 2014, Exercise Price: $52.50	900	7,650
Axiall Corp. Expiration
Expiration: September, 2014, Exercise Price: $40.00	300	10,500
Community Health Systems, Inc.
Expiration: September, 2014, Exercise Price: $43.00	300	3,750
General Motors Co.
Expiration: September, 2014, Exercise Price: $33.00	600	12,000
Expiration: September, 2014, Exercise Price: $34.00	600	24,600
Genworth Financial, Inc.
Expiration: September, 2014, Exercise Price: $13.00	900	5,850
Expiration: September, 2014, Exercise Price: $14.00	200	5,200
Expiration: September, 2014, Exercise Price: $15.00	200	17,000
Google, Inc.
Expiration: October, 2014, Exercise Price: $575.00	10	21,800
Expiration: November, 2014, Exercise Price: $575.00	30	75,000
Expiration: December, 2014, Exercise Price: $565.00	10	23,000
Hewlett-Packard Co.
Expiration: September, 2014, Exercise Price: $35.00	300	1,500

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

August 31, 2014 (Unaudited)

	Contracts	Value
JPMorgan Chase & Co.
Expiration: September, 2014, Exercise Price: $55.00	200	$1,400
KBR, Inc.
Expiration: September, 2014, Exercise Price: $21.00	300	4,500
Macy’s, Inc.
Expiration: September, 2014, Exercise Price: $57.50	400	6,000
PBF Energy, Inc.
Expiration: September, 2014, Exercise Price: $25.00	900	9,000
Expiration: September, 2014, Exercise Price: $30.00	273	53,235
Royal Caribbean Cruises Ltd.
Expiration: September, 2014, Exercise Price: $57.50	200	3,400
Voya Financial, Inc.
Expiration: September, 2014, Exercise Price: $36.00	300	4,500

		321,385

Total Options Written (Premiums received $995,187)		$531,485

Snow Capital Family of Funds

Statements of Assets and Liabilities

August 31, 2014 (Unaudited)

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund

ASSETS
Investments, at value: (Cost $106,520,745 and $321,025,575 respectively)	$120,711,886	$386,447,688
Dividends and interest receivable	97,420	699,326
Receivable for investments sold	349,580	3,617,374
Receivable for Fund shares sold	173,936	1,403,983
Other assets	12,488	34,118

TOTAL ASSETS	121,345,310	392,202,489

LIABILITIES
Written options, at value (premiums received of $0 and $995,187 respectively)	—	531,485
Payable for investments purchased	100,654	4,262,366
Payable for Fund shares redeemed	84,921	452,531
Payable to affiliates	38,102	101,926
Payable to Adviser	107,713	310,122
Payable for distribution fees	114,659	180,242
Payable for shareholder servicing fees	36,689	5,146
Accrued expenses and other liabilities	31,315	95,082

TOTAL LIABILITIES	514,053	5,938,900

NET ASSETS	$120,831,257	$386,263,589

Net assets consist of:
Paid-in Capital	$96,087,019	$273,638,974
Accumulated net investment income (loss)	(322,367)	632,874
Accumulated net realized gain	10,875,464	46,105,926
Net unrealized appreciation/depreciation on:
Investments	14,191,141	65,818,693
Purchased options	—	(396,580)
Written options	—	463,702

NET ASSETS	$120,831,257	$386,263,589

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Assets and Liabilities (Continued)

August 31, 2014 (Unaudited)

COMPUTATION OF NET ASSET VALUE	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund

CLASS A SHARES
Net assets	$37,121,638	$129,212,522
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	1,014,998	3,822,350
Net asset value, redemption price and offering price per share(1)	$36.57	$33.80
Maximum offering price per share (Net Assets Value per share divided by 0.9475)(2)	$38.60	$35.68

CLASS C SHARES
Net assets	$18,516,607	$60,334,310
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	521,796	1,866,639
Net asset value, redemption price and offering price per share(1) (3)	$35.49	$32.32

INSTITUTIONAL SHARES
Net assets	$65,193,012	$196,716,757
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	1,765,603	5,767,569
Net asset value, redemption price and offering price per share	$36.92	$34.11

(1)	If applicable, redemption price per share may be reduced by a 0.50% redemption fee for shares redeemed within thirty days of purchase.
(2)	Reflects a maximum sales charge of 5.25%.
(3)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within twelve months of purchase.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Operations

For the Six Months Ended August 31, 2014 (Unaudited)

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund

INVESTMENT INCOME
Dividend income(1)	$629,271	$2,920,468
Interest income	30	168,970

TOTAL INVESTMENT INCOME	629,301	3,089,438

EXPENSES
Management fees	633,650	1,813,649
Administration fees	76,766	191,187
Distribution fees - Class A	69,186	173,394
Distribution fees - Class C	62,218	212,697
Transfer agent fees and expenses	47,831	102,530
Federal and state registration fees	27,709	23,768
Shareholder servicing fees - Class C	20,739	56,719
Audit and tax fees	14,198	16,195
Custody fees	8,285	18,822
Reports to shareholders	5,144	20,075
Legal fees	4,082	7,821
Chief Compliance Officer fees and expenses	4,039	4,036
Trustees’ fees and expenses	2,416	2,368
Other expenses	5,566	10,517

TOTAL EXPENSES	981,829	2,653,778

Less waivers and reimbursement by Advisor (Note 4)	(30,161)	—

NET EXPENSES	951,668	2,653,778

NET INVESTMENT INCOME (LOSS)	(322,367)	435,660

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	$7,631,928	$33,003,740
Purchased options	—	—
Written options	—	3,147,949
Net change in unrealized appreciation (depreciation) on:
Investments	4,363,412	1,920,723
Purchased options	—	(396,580)
Written options	—	246,796

NET REALIZED AND UNREALIZED GAIN	11,995,340	37,922,628

NET INCREASE IN NET ASSETS FROM OPERATIONS	$11,672,973	$38,358,288

(1)	Net of $2,670 and $24,835 in foreign withholding tax, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Small Cap Value Fund

Statements of Changes in Net Assets

	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014

FROM OPERATIONS
Net investment loss	$(322,367)	$(695,905)
Net realized gain on:
Investments	7,631,928	7,771,711
Net change in unrealized appreciation
Investments	4,363,412	5,698,356

Increase in Net Assets from Operations	11,672,973	12,764,421

FROM DISTRIBUTIONS
Net realized gain - Class A	—	(2,040,598)
Net realized gain - Class C	—	(530,719)
Net realized gain - Institutional	—	(1,048,673)

Net decrease in net assets resulting from distributions paid	—	(3,619,990)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	8,614,974	25,423,418
Proceeds from shares sold - Class C	3,554,054	10,627,147
Proceeds from shares sold - Institutional	36,095,091	19,889,117
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	—	1,178,977
Net asset value of shares issued to shareholders in payment of distributions declared - Class C	—	344,684
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional	—	555,070
Payments for shares redeemed - Class A(1)	(30,415,605)	(5,675,382)
Payments for shares redeemed - Class C(2)	(654,109)	(491,137)
Payments for shares redeemed - Institutional(3)	(2,468,061)	(4,887,511)

Net Increase from capital share transactions	14,726,344	46,964,383

TOTAL INCREASE IN NET ASSETS	26,399,317	56,118,555
NET ASSETS
Beginning of Period	$94,431,940	$38,313,385

End of Period	$120,831,257	$94,431,940

ACCUMULATED NET INVESTMENT LOSS	$(322,367)	$—

(1)	Net of redemption fees of $558 and $501 for the six months ended August 31, 2014 and the year ended February 28, 2014, respectively.
(2)	Net of redemption fees of $5 and $56 for the six months ended August 31, 2014 and the year ended February 28, 2014, respectively.
(3)	Net of redemption fees of $57 and $510 for the six months ended August 31, 2014 and the year ended February 28, 2014, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Opportunity Fund

Statements of Changes in Net Assets

	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014

FROM OPERATIONS
Net investment income	$435,660	$197,007
Net realized gain (loss) on:
Investments	33,003,740	47,304,302
Purchased options	—	(340,721)
Written options	3,147,949	4,423,885
Net change in unrealized appreciation (depreciation)
Investments	1,920,723	28,903,984
Purchased options	(396,580)	51,792
Written options	246,796	270,653

Increase in Net Assets from Operations	38,358,288	80,810,902

FROM DISTRIBUTIONS
Net investment income - Institutional	—	(53,239)

Net decrease in net assets resulting from distributions paid	—	(53,239)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	22,846,787	85,978,976
Proceeds from shares sold - Class C	4,201,163	7,351,121
Proceeds from shares sold - Institutional	39,079,329	34,461,328
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional	—	30,554
Payments for shares redeemed - Class A(1)	(33,202,345)	(81,454,677)
Payments for shares redeemed - Class C(2)	(2,593,473)	(6,517,436)
Payments for shares redeemed - Institutional(3)	(11,871,278)	(28,754,700)

Net Increase from capital share transactions	18,460,183	11,095,166

TOTAL INCREASE IN NET ASSETS	56,818,471	91,852,829
NET ASSETS
Beginning of Period	$329,445,118	$237,592,289

End of Period	$386,263,589	$329,445,118

ACCUMULATED NET INVESTMENT INCOME	$632,874	$197,007

(1)	Net of redemption fees of $223 and $1,747 for the six months ended August 31, 2014 and the year ended February 28, 2014, respectively.
(2)	Net of redemption fees of $0 and $102 for the six months ended August 31, 2014 and the year ended February 28, 2014, respectively.
(3)	Net of redemption fees of $1,064 and $967 for the six months ended August 31, 2014 and the year ended February 28, 2014, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$32.87	$27.67	$25.12	$24.50	$20.00

Income from investment operations:
Net investment loss(2)	(0.10)	(0.33)	(0.23)	(0.26)	(0.08	)(3)
Net realized and unrealized gain on investments	3.80	6.98	4.22	0.98	4.58

Total from Investment Operations	3.70	6.65	3.99	0.72	4.50

Less Distributions:
From net realized gain on investments	—	(1.45)	(1.44)	(0.10)	—

Total Distributions to Shareholders	—	(1.45)	(1.44)	(0.10)	—

Paid-in capital from redemption fees (Note 2)	0.00 (4)	0.00 (4)	0.00 (4)	0.00 (4)	—

Net Asset Value, End of Period	$36.57	$32.87	$27.67	$25.12	$24.50

Total Return(5)(6)	11.26%	23.94%	16.67%	3.00%	22.50%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$37,122	$53,755	$27,052	$11,611	$2,726
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(7)	1.76%	2.00%	2.80%	3.67%	16.14%
After waivers and reimbursements of expenses(7)	1.70%	1.87%	2.00%	2.00%	2.00%
Ratio of net investment income(loss) to average net assets
Before waivers and reimbursements of expenses(7)	(0.64)%	(1.18)%	(1.80)%	(2.84)%	(15.54)%
After waivers and reimbursements of expenses(7)	(0.58)%	(1.05)%	(1.00)%	(1.17)%	(1.40)%
Portfolio turnover rate(6)	30.03%	66.22%	89.48%	77.25%	14.76%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Per share net investment loss was calculated prior to tax adjustments.
(4)	Less than 0.05 cent per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized for periods less than a full year.
(7)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$32.01	$27.18	$24.89	$24.46	$20.00

Income from investment operations:
Net investment loss(2)	(0.22)	(0.54)	(0.42)	(0.44)	(0.12	)(3)
Net realized and unrealized gain on investments	3.70	6.82	4.15	0.97	4.58

Total from Investment Operations	3.48	6.28	3.73	0.53	4.46

Less Distributions:
From net realized gain on investments	—	(1.45)	(1.44)	(0.10)	—

Total Distributions to Shareholders	—	(1.45)	(1.44)	(0.10)	—

Paid-in capital from redemption fees (Note 2)	0.00 (4)	0.00 (4)	—	—	—

Net Asset Value, End of Period	$35.49	$32.01	$27.18	$24.89	$24.46

Total Return(5)(6)	10.87%	23.00%	15.77%	2.22%	22.30%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$18,517	$13,924	$2,692	$1,891	$264
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(7)	2.51%	2.72%	3.55%	4.42%	19.09%
After waivers and reimbursements of expenses(7)	2.45%	2.59%	2.75%	2.75%	2.75%
Ratio of net investment income(loss) to average net assets
Before waivers and reimbursements of expenses(7)	(1.36)%	(1.85)%	(2.58)%	(3.59)%	(18.47)%
After waivers and reimbursements of expenses(7)	(1.30)%	(1.72)%	(1.78)%	(1.92)%	(2.13)%
Portfolio turnover rate(6)	30.03%	66.22%	89.48%	77.25%	14.76%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Per share net investment loss was calculated prior to tax adjustments.
(4)	Less than 0.05 cent per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized for periods less than a full year.
(7)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$33.14	$27.82	$25.19	$24.51	$20.00

Income from investment operations:
Net investment loss(2)	(0.05)	(0.25)	(0.19)	(0.21)	(0.06	)(3)
Net realized and unrealized gain on investments	3.83	7.02	4.29	0.99	4.57

Total from Investment Operations	3.78	6.77	4.07	0.78	4.51

Less Distributions:
From net realized gain on investments	—	(1.45)	(1.44)	(0.10)	—

Total Distributions to Shareholders	—	(1.45)	(1.44)	(0.10)	—

Paid-in capital from redemption fees (Note 2)	0.00 (4)	0.00 (4)	0.00 (4)	0.00 (4)	—

Net Asset Value, End of Period	$36.92	$33.14	$27.82	$25.19	$24.51

Total Return(5)(6)	11.41%	24.24%	16.94%	3.24%	22.55%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$65,193	$26,753	$8,570	$7,069	$1,640
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(6)	1.51%	1.74%	2.55%	3.42%	18.78%
After waivers and reimbursements of expenses(6)	1.45%	1.61%	1.75%	1.75%	1.75%
Ratio of net investment income(loss) to average net assets
Before waivers and reimbursements of expenses(6)	(0.33)%	(0.90)%	(1.60)%	(2.59)%	(18.06)%
After waivers and reimbursements of expenses(6)	(0.27)%	(0.77)%	(0.80)%	(0.92)%	(1.04)%
Portfolio turnover rate(5)	30.03%	66.22%	89.48%	77.25%	14.76%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Per share net investment loss was calculated prior to tax adjustments.
(4)	Less than 0.05 cent per share.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012		Year Ended February 28, 2011	Year Ended February 28, 2010

Net Asset Value, Beginning of Period	$30.44	$23.35	$20.11	$21.57		$18.12	$8.70

Income from investment operations:
Net investment income (loss)(1)	0.04	0.01	0.00 (2)	0.04		(0.04)	0.05
Net realized and unrealized gain (loss) on investments	3.32	7.08	3.28	(1.50)		3.53	9.63

Total from Investment Operations	3.36	7.09	3.28	(1.46)		3.49	9.68

Less Distributions:
From investment loss	—	—	(0.04)	—		(0.04)	(0.26)

Total Distributions to Shareholders	—	—	(0.04)	—		(0.04)	(0.26)

Paid-in capital from redemption fees (Note 2)(2)	0.00	0.00	0.00	0.00		0.00	0.00

Net Asset Value, End of Period	$33.80	$30.44	$23.35	$20.11		$21.57	$18.12

Total Return(3)(4)	11.07%	30.36%	16.33%	(6.77)%		19.25%	111.50%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$129,213	$125,243	$87,352	$122,004		$124,183	$71,389
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(5)	1.47%	1.51%	1.55%	1.58%		1.56%	1.60%
Excluding dividends and interest expense on short positions	—	—	—	1.54%		—	—
After waivers, reimbursements and recoupments of expenses(5)	1.47%	1.51%	1.55%	1.58%		1.56%	1.60%
Excluding dividends and interest expense on short positions	—	—	—	1.54%		—	—
Ratio of net investment income(loss) to average net assets
Before waivers, reimbursements and recoupments of expenses(5)	0.22%	0.04%	0.02%	0.23	%(6)	(0.21)%	0.32%
After waivers, reimbursements and recoupments of expenses(5)	0.22%	0.04%	(0.02)%	0.23	%(6)	(0.21)%	0.32%
Portfolio turnover rate(4)	39.17%	90.69%	81.32%	85.09%		50.51%	61.04%

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.
(6)	The net investment income ratios include dividends on short positions.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012		Year Ended February 28, 2011	Year Ended February 28, 2010

Net Asset Value, Beginning of Period	$29.20	$22.57	$19.53	$21.08		$17.81	$8.57

Income from investment operations:
Net investment loss(1)	(0.07)	(0.17)	(0.13)	(0.07)		(0.18)	(0.05)
Net realized and unrealized gain (loss) on investments	3.19	6.80	3.17	(1.48)		3.46	9.44

Total from Investment Operations	3.12	6.63	3.04	(1.55)		3.28	9.39

Less Distributions:
From investment loss	—	—	—	—		(0.01)	(0.15)

Total Distributions to Shareholders	—	—	—	—		(0.01)	(0.15)

Paid-in capital from redemption fees (Note 2)	0.00 (2)	0.00 (2)	—	0.00	(2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Period	$32.32	$29.20	$22.57	$19.53		$21.08	$17.81

Total Return(3)(4)	10.65%	29.42%	15.51%	(7.31)%		18.43%	109.55%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$60,334	$52,955	$40,300	$45,172		$60,855	$52,980
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(5)	2.15%	2.22%	2.26%	2.18%		2.31%	2.35%
Excluding dividends and interest expense on short positions	—	—	—	2.14%		—	—
After waivers, reimbursements and recoupments of expenses(5)	2.15%	2.22%	2.60%	2.18%		2.31%	2.35%
Excluding dividends and interest expense on short positions	—	—	—	2.14%		—	—
Ratio of net investment income(loss) to average net assets
Before waivers, reimbursements and recoupments of expenses(5)	(0.45)%	(0.64)%	(0.68)%	(0.36	)%(6)	(0.96)%	(0.35)%
After waivers, reimbursements and recoupments of expenses(5)	(0.45)%	(0.64)%	(0.68)%	(0.36	)%(6)	(0.96)%	(0.35)%
Portfolio turnover rate(4)	39.17%	90.69%	81.31%	85.09%		50.51%	61.04%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.
(6)	The net investment loss ratios include dividends on short positions.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012		Year Ended February 28, 2011	Year Ended February 28, 2010

Net Asset Value, Beginning of Period	$30.67	$23.48	$20.25	$21.66		$18.15	$8.70

Income from investment operations:
Net investment income(1)	0.08	0.09	0.05	0.09		0.01	0.10
Net realized and unrealized gain (loss) on investments	3.36	7.11	3.29	(1.50)		3.54	9.64

Total from Investment Operations	3.44	7.20	3.34	(1.41)		3.55	9.74

Less Distributions:
From investment loss	—	(0.01)	(0.11)	—		(0.04)	(0.29)

Total Distributions to Shareholders	—	(0.01)	(0.11)	—		(0.04)	(0.29)

Paid-in capital from redemption fees (Note 2)(2)	0.00	0.00	0.00	0.00		0.00	0.00

Net Asset Value, End of Period	$34.11	$30.67	$23.48	$20.25		$21.66	$18.15

Total Return(3)	11.22%	30.67%	16.59%	6.51%		19.58%	111.96%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$196,717	$151,247	$109,940	$115,837		$115,055	$94,703
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(4)	1.22%	1.26%	1.31%	1.33%		1.31%	1.35%
Excluding dividends and interest expense on short positions	—	—	—	1.29%		—	—
After waivers, reimbursements and recoupments of expenses(4)	1.22%	1.26%	1.31%	1.33%		1.31%	1.35%
Excluding dividends and interest expense on short positions	—	—	—	1.29%		—	—
Ratio of net investment income(loss) to average net assets
Before waivers, reimbursements and recoupments of expenses(4)	0.49%	0.32%	0.28%	0.49	%(5)	0.04%	0.61%
After waivers, reimbursements and recoupments of expenses(4)	0.49%	0.32%	0.28%	0.49	%(5)	0.04%	0.61%
Portfolio turnover rate(3)	39.17%	91.08%	81.32%	81.32%		50.51%	61.04%

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Not annualized for periods less than a full year.
(4)	Annualized for periods less than a full year.
(5)	The net investment income ratios include dividends on short positions.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Notes to Financial Statements

August 31, 2014 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the Snow Capital Family of Funds (the “Funds”) represents a distinct portfolio with its own investment objectives and policies within the Trust. The investment objective of the Snow Capital Opportunity Fund is protection of investment principal and long-term capital appreciation. The investment objective of the Snow Capital Small Cap Value Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Trust are segregated, and a shareholder’s interest is limited to the Funds in which shares are held. The Trust has designated three classes of Fund shares: Class A, Class C and Institutional Class. The three classes differ principally in their respective distribution expense arrangements as well as their respective sales and redemption fee arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Class A shares are subject to an initial maximum sales charge of 5.25% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Funds’ prospectus. Class A shares are subject to a contingent deferred sales charge of 0.50% for purchases made at the $1,000,000 breakpoint that are redeemed within twelve months of purchase. Class C shares are subject to a contingent deferred sales charge for redemptions made within twelve months of purchase, in accordance with the Funds’ prospectus. The contingent deferred sales charge is 1.00% of the lesser of the original purchase price or the value of shares being redeemed. Institutional Class shares are no-load shares. The Snow Capital Opportunity Fund became effective and commenced operations on April 28, 2006. The Snow Capital Small Cap Value Fund became effective and commenced operations on November 30, 2010. Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Snow Capital Management L.P. (the “Adviser”), the Funds investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

The Funds’ securities, including American Depositary Receipts (“ADRs”), which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities listed in the Nasdaq Stock Market, Inc. (“NASDAQ”) will be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities that are not listed on NASDAQ shall be valued at the most recent trade price.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/ or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value at the close of the business day. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

The Funds have adopted Statement of Financial Accounting Standard, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”). Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.

Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Fair Value Measurements require the Funds to classify their securities based on valuation method. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Quoted prices in active markets for identical securities.
•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the six months ended August 31, 2014, no securities were transferred into or out of Level 1 or 2. The Funds held no Level 3 securities throughout the year. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2014.

Snow Capital Small Cap Value Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$117,645,002	$—	$—	$117,645,002
Real Estate Investment Trusts	2,501,089	—	—	2,501,089

Total Equity	120,146,091	—	—	120,146,091
Short-Term Investments	565,795	—	—	565,795

Total Investments in Securities	$120,711,886	$—	$—	$120,711,886

Snow Capital Opportunity Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$349,538,092	$—	$—	$349,538,092

Total Equity	349,538,092	—	—	349,538,092
Purchased Options	1,608,000	—	—	1,608,000
Short-Term Investment	35,301,596	—	—	35,301,596

Total Investments in Securities	$386,447,688	$—	$—	$386,447,688

Liabilities:
Written Options	$531,485	$—	$—	$531,485

The Snow Capital Small Cap Value Fund did not hold derivative instruments during the period presented.

The Snow Capital Opportunity Fund may use certain options and futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

Snow Capital Opportunity Fund

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of August 31, 2014:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Equity Contracts—Options	Investments, at value	$1,608,000	Options written, at value	$531,485

Total		$1,608,000		$531,485

The effect of derivative instruments on the Statement of Operations for the six months ended August 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Total
Equity Contracts—Options	$—	$3,147,949	$3,147,949

Total	$—	$3,147,949	$3,147,949

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Total
Equity Contracts—Options	$(396,580)	$246,796	$(149,784)

Total	$(396,580)	$246,796	$(149,784)

(b)	Options

The Snow Capital Opportunity Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period, current interest rates and supply and demand factors. The premium is the market value of an option at the time the contract trade is executed.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Transactions in options written during the six months ended August 31, 2014 were as follows:

	Call Options
	Contracts	Premiums
Outstanding, beginning of period	3,970	$282,862
Options written	9,396	818,383
Options terminated in closing transactions -	(398)	(55,325)
Options exercised	(2,850)	(259,513)
Options expired	(7,998)	(668,582)

Outstanding, end of period	2,120	$117,825

	Put Options
	Contracts	Premiums
Outstanding, beginning of period	10,060	$1,036,338
Options written	36,549	3,335,262
Options terminated in closing transactions -	(300)	(25,187)
Options exercised	(10,923)	(1,040,616)
Options expired	(27,663)	(2,428,435)

Outstanding, end of period	7,723	$877,362

As of August 31, 2014, the fair value of long positions which served as collateral for call options written was $29,823,190.

Transactions in purchased options during the six months ended August 31, 2014 were as follows:

Contracts
Outstanding, beginning of period	—
Options purchased	2,000
Options terminated in closing transactions	—
Options exercised	—
Options expired	—

Outstanding, end of period	2,000

(c)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(d)	Distributions to Shareholders

The Funds will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amount of the dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The net asset value (“NAV”) per share of the Funds is calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Funds charge a 0.50% redemption fee on shares held less than thirty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of the Funds’ daily NAV calculation.

Redemption fees were charged by the Funds as follows:

	Six Months Ended August 31, 2014	Year Ended February 28, 2014
Snow Capital Small Cap Value Fund	$620	$1,067
Snow Capital Opportunity Fund	$1,287	$2,816

(g)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust or by other equitable means. Expenses directly attributable to a class of shares, which presently only include 12b-l distribution and service fees, are recorded to the specific class.

(h)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid were as follows:

	Year Ended February 28, 2014	Year Ended February 28, 2013
Snow Capital Small Cap Value Fund
Ordinary Income	$1,798,588	$1,186,423
Long Term Capital Gain	$1,821,402	$13,466
Snow Capital Opportunity Fund
Ordinary Income	$53,239	$695,118
Long Term Capital Gain	$—	$—

As of February 28, 2014, the components of accumulated earnings on a tax basis were as follows:

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund
Cost basis of investment for Federal income tax purposes	$83,465,479	$266,861,588

Gross tax unrealized appreciation	13,540,747	70,346,142
Gross tax unrealized depreciation	(4,001,630)	(7,143,630)

Net tax unrealized appreciation	9,539,117	63,202,512

Undistributed ordinary income	1,848,219	197,007
Undistributed long-term capital gain	1,683,929	10,667,208

Total distributable earnings	3,532,148	10,864,215

Other accumulated losses	—	199,600

Total accumulated earnings (losses	$13,071,265	$74,266,327

The difference between book basis and tax basis of investments is attributable to deferral of losses on wash sales.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax adjustment:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/ (Loss)	Paid In Capital
Snow Capital Small Cap Value Fund	695,905	(695,905)	—
Snow Capital Opportunity Fund	(1,907)	1,907	—

The Opportunity Fund utilized $40,581,262 of its accumulated net realized capital loss carryovers in the fiscal year ended February 28, 2014.

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of February 28, 2014. Also, the Funds have not recognized interest and penalties related to uncertain tax benefits in fiscal 2014. At February 28, 2014, the following years remain open to examination in the Funds’ major tax jurisdictions; fiscal years 2011 through 2014 for the Opportunity Fund and 2011 through 2014 for the Small Cap Value Fund.

(4)	Investment Adviser

The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the annual rate of 1.00% for the Opportunity Fund and 1.15% for the Small Cap Value Fund of each Fund’s average daily net assets.

The Adviser has agreed to waive its management fees and/or reimburse a Fund’s other expenses at least through June 28, 2015, to the extent necessary to ensure that each Fund’s total annual operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, acquired fund fees and expenses, dividends or interest expense on short positions, expenses incurred in connections with any merger or reorganization or extraordinary expenses such as litigation) do not exceed the Expense Limitation Caps as follows:

	Class A	Class C	Institutional Class
Small Cap Value Fund	1.70%	2.45%	1.45%
Opportunity Fund	1.75%	2.50%	1.50%

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than a Fund’s Expense Limitation Cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	Small Cap Value Fund	Opportunity Fund
February 28, 2015	$115,901	$—
February 29, 2016	$186,726	$—
February 28, 2017	$82,607	$—
August 31, 2017	$30,161	$—

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% and 0.75% of each Fund’s average daily net assets of Class A and Class C shares, respectively, for services to prospective Fund shareholders and distribution of Fund shares, and 0.25% of each Fund’s average daily net assets of Class C shares for shareholder servicing. During the six months ended August 31, 2014, the Opportunity Fund Class C shares accrued the 0.25% shareholder service fee for only a portion of the year. During the six months ended August 31, 2014, the Funds accrued expenses pursuant to the 12b-1 Plan as follows:

	12b-1 Fees	Shareholder Servicing Fees
Small Cap Value Fund
Class A	$69,186
Class C	$62,218	$20,739
Opportunity Fund
Class A	$173,394
Class C	$212,697	$56,719

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator and Fund Accountant under an Administration Agreement. The Administrator performs various administrative and accounting services including: preparing various federal and state regulatory filings, reports and returns for the Funds; preparing reports and materials to be supplied to the Trustees; monitoring the activities of the Funds’ custodian, transfer agent and accountants; coordinating the preparation and payment of the Funds’ expenses; and reviewing the Funds’ expense accruals. For the six months ended August 31, 2014, administration and accounting fees of $76,766 and $191,187 were incurred for the Small Cap Value Fund and Opportunity Fund, respectively. At August 31, 2014, the Administrator was owed fees of $20,102 and $61,881 from the Small Cap Value Fund and Opportunity Fund, respectively.

USBFS also serves as the transfer agent to the Funds. U.S. Bank, N.A. (“US Bank), an affiliate of USBFS, serves as each Fund’s custodian. For the six months ended August 31, 2014, the Small Cap Value Fund incurred $47,831 and $8,285 in transfer agency and custody fees, respectively. For the six months ended August 31, 2014, the Opportunity Fund incurred $73,586 and $18,822 in transfer agency and custody fees, respectively. At August 31, 2014, the Small Cap Value Fund owed $13,472 and $2,766 for transfer agency and custody fees, respectively. At August 31, 2014, the Opportunity Fund owed $30,014 and $8,097 for transfer agency and custody fees, respectively.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank.

The Trust’s Chief Compliance Officer is also an employee of USBFS. For the six months ended August 31, 2014, the Small Cap Value Fund and Opportunity Fund were allocated $4,039 and $4,036, respectively, of the Trust’s Chief Compliance Officer’s fee. At August 31, 2014, the Small Cap Value Fund and Opportunity Fund owed fees of $1,374 and $1,373, respectively, to USBFS for Chief Compliance Officer services.

(7)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

Snow Capital Small Cap Fund Value – Class A Shares	Six Months Ended August 31, 2014	Year Ended February 28, 2014
Shares sold	254,735	802,611
Shares issued to holders in reinvestment of distributions	—	35,225
Shares redeemed	(875,353)	(179,896)

Net increase (decrease)	(620,618)	657,940

Snow Capital Small Cap Fund Value – Class C Shares	Six Months Ended August 31, 2014	Year Ended February 28, 2014
Shares sold	106,249	341,614
Shares issued to holders in reinvestment of distributions	—	10,560
Shares redeemed	(19,453)	(16,208)

Net increase	86,796	335,966

Snow Capital Small Cap Fund Value – Institutional Class Shares	Six Months Ended August 31, 2014	Year Ended February 28, 2014
Shares sold	1,029,524	632,681
Shares issued to holders in reinvestment of distributions	—	16,451
Shares redeemed	(71,135)	(149,919)

Net increase	958,389	499,213

Snow Capital Opportunity Fund – Class A Shares	Six Months Ended August 31, 2014	Year Ended February 28, 2014
Shares sold	729,437	3,336,250
Shares issued to holders in reinvestment of distributions	—	—
Shares redeemed	(1,021,756)	(2,962,093)

Net increase (decrease)	(292,319)	374,157

Snow Capital Opportunity Fund – Class C Shares	Six Months Ended August 31, 2014	Year Ended February 28, 2014
Shares sold	138,707	277,660
Shares issued to holders in reinvestment of distributions	—	—
Shares redeemed	(85,483)	(250,183)

Net increase	53,224	27,477

Snow Capital Opportunity Fund – Institutional Class Shares	Six Months Ended August 31, 2014	Year Ended February 28, 2014
Shares Sold	1,205,500	1,295,297
Shares issued to holders in reinvestment of distributions	—	1,006
Shares Redeemed	(369,140)	(1,047,049)

Net increase	836,360	249,254

(8)	Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the six months ended August 31, 2014 are summarized below.

	Snow Capital Opportunity Fund	Snow Capital Small Cap Value Fund
Purchases:
U.S. Government	$—	$—
Other	152,190,641	48,174,130
Sales:
U.S. Government	$—	$—
Other	124,851,850	32,666,022

(9)	Line of Credit

At August 31, 2014, the Small Cap Value Fund and the Opportunity Fund each had a line of credit in the amount of $2,500,000 and $25,000,000, respectively, maturing August 13, 2015. These secured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The Funds’ securities serve as collateral for the lines of credit. The credit facility is with US Bank, the Funds’ custodian. Interest will be accrued at the prime rate (3.25% as of August 31, 2014).

During the six months ended August 31, 2014, the Small Cap Value Fund borrowed on the line of credit on four days, with an average borrowing and interest rate on those days of $396,500 and 3.25%, respectively. Interest expense of $575 incurred during the six months is included within other expenses on the Statement of Operations. The balance on July 17, 2014 of $1,491,000 was the maximum amount of borrowing during the six months ended August 31, 2014 for the Small Cap Value Fund. On August 31, 2014 there were no borrowings outstanding. The Opportunity Fund did not utilize the line of credit during the period.

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 13, 2014 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Snow Capital Small Cap Value Fund (the “Small Cap Value Fund”) and the Snow Capital Opportunity Fund (the “Opportunity Fund”) (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and Snow Capital Management L.P. the Fund’s investment adviser (the “Adviser”). The Trustees also met at a prior meeting held on June 19, 2014 (the “June 19, 2014 Meeting”) to review materials related to the renewal of the Agreement. Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2015.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted by the Adviser’s staff to the Funds’ operations. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of Richard A. Snow and Nathan T. Snyder, the Opportunity Fund’s portfolio managers, and Joshua R. Schachter and Anne S. Wickland, the Small Cap Value Fund’s portfolio managers, as well as other key personnel at the Adviser involved in the day-to-day activities of the Funds. The Trustees reviewed the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activities and its continuing commitment to the growth of Fund assets. The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser. The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2. INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of the Opportunity Fund’s Institutional Class shares for the year-to-date, one-year, three-year and five-year periods ended April 30, 2014. The Trustees also discussed the performance of the Small Cap Value Fund’s Institutional Class shares for the year-to-date and one-year periods ended April 30, 2014. In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and long-term performance of the Funds on both an absolute basis and in comparison to benchmark indices (the S&P 500 Index and Russell 1000 Value Index for the Opportunity Fund

and the Russell 2000 Value Index and the Russell 3000 Value Index for the Small Cap Value Fund), and in comparison to a peer group as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end large value funds for the Opportunity Fund and a peer group of U.S. open-end small value funds for the Small Cap Value Fund) (each a “Morningstar Peer Group”). The Trustees also reviewed information on the historical performance of other separately-managed accounts that were similar to the Small Cap Value Fund in terms of investment strategies. The Trustees noted that the Adviser did not manage any other accounts with the same or similar investment strategies as the Opportunity Fund.

The Trustees noted that the Opportunity Fund’s performance for its Institutional Class shares for the year-to-date, one-year, three-year and five-year periods ended April 30, 2014 was above its Morningstar Peer Group medians, falling within the first quartile for the one-year and five-year periods and within the second quartile for the year-to-date and three-year periods. The Trustees also noted that for the one-year period ended April 30, 2014, the Opportunity Fund’s performance was the best of the Morningstar Peer Group. The Trustees further noted for the year-to-date, one-year, five-year and since inception periods ended March 31, 2014, the Opportunity Fund outperformed the S&P 500 Index and Russell 1000 Value Index. The Trustees noted that the Opportunity Fund underperformed the S&P 500 Index and Russell 1000 Value Index for the three-year period ended March 31, 2014.

The Trustees noted that the performance of the Small Cap Value Fund for its Institutional Class shares for the one-year and three-year periods ended April 30, 2014 fell into the first and at the top of the second quartiles, respectively, above the Morningstar Peer Group median for each period. The Trustees further noted the performance of the Small Cap Value Fund for its Institutional Class shares for the year-to-date period ended April 30, 2014 was slightly below the Morningstar Peer Group Median. The Trustees also noted that for the one-year and since inception periods ended March 31, 2014, the Small Cap Value Fund’s performance outperformed the Russell 2000 Value Index and the Russell 3000 Value Index. The Trustees also observed that the Fund’s performance was generally in-line with the performance of the comparable separately-managed account composite for all periods reviewed.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Funds was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from the Adviser’s continued management.

3. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection. The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group, and the Adviser’s separately-managed accounts and a private investment vehicle, as well as the fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Opportunity Fund’s operations following the Fund’s inception and had fully recouped those subsidies and had subsidized the Small Cap Value Fund’s operations following the Fund’s inception and had not recouped those subsidies. The Trustees also examined the level of profits realized by the Adviser from the fees payable under the Agreement, as well as the Funds’ brokerage commissions and use of soft dollars by the Adviser. These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 19, 2014 meeting and the August 13, 2014 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Opportunity Fund’s contractual management fee of 1.00% fell at the top of the fourth quartile, above the Morningstar Peer Group average of 0.59%, which fell within the second quartile. The Trustees noted that the Opportunity Fund was operating below its expense cap of 1.50% for Institutional Class shares. The Trustees observed that the Opportunity Fund’s total expense ratio (excluding Rule 12b-1 fees and net of fee waivers and expense reimbursements) of 1.26% for Institutional Class shares fell at the top of the fourth quartile as the highest among the Morningstar Peer Group, above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.70%, which fell within the third quartile. The Trustees also compared the fees paid by the Opportunity Fund to the fees paid by other separately-managed accounts and noted that the Fund’s management fee appeared to be reasonable in comparison with such fees.

The Trustees noted that the Small Cap Value Fund’s contractual management fee of 1.15% fell at the top of the fourth quartile, compared to the Morningstar Peer Group average of 0.93%, which fell within the second quartile. The Trustees observed that the Small Cap Value Fund’s total expense ratio (excluding Rule 12b-1 fees and net of fee waivers and expense reimbursements) of 1.45% fell within the third quartile, above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.19%, which also fell within the third quartile. The Trustees also compared the fees paid by the Small Cap Value Fund to the fees paid by separately-managed accounts and a private investment vehicle of the Adviser that were similar to the Fund in terms of their underlying investment philosophy and noted that the Fund’s management fee appeared to be reasonable.

The Trustees concluded that the Funds’ expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that the Adviser’s profit from sponsoring the Funds had not been, and currently was not, excessive and that the Adviser had maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared the Funds’ expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structure of the Funds’ management fee and whether the Funds were large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted that the Funds’ management fee structure did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the Adviser had provided information to the Trustees concerning the future circumstances that may warrant a breakpoint in the fee structure. With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Funds at the Funds’ current asset level.

5. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Funds. The Trustees examined the brokerage and commissions of the Adviser with respect to the Funds. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition, growth in separate account management services or increased ability to obtain research or brokerage services appear to be reasonable, and in many cases may benefit the Funds through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2015 as being in the best interests of each Fund and its shareholders.

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Snow Capital Family of Funds

Additional Information

(Unaudited)

Tax Information

For the fiscal year ended February 28, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Small Cap Value Fund	20.76%
Opportunity Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 28, 2014 was as follows:

Small Cap Value Fund	14.53%
Opportunity Fund	100.00%

For the fiscal year ended February 28, 2014, taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Funds as follows:

Small Cap Value Fund	0.00%
Opportunity Fund	100.00%

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-SNOWFND (877-766-9363).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Age: 59	Trustee	Indefinite Term: Since August 22, 2001	Professor and Chair of Accounting, Marquette University (2004-present).	34	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 57	Trustee	Indefinite Term: Since August 22, 2001	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-present).	34	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 71	Trustee	Indefinite Term: Since October 23, 2009	Retired. Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994-2011).	34	Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies); Independent Trustee, Gottex Multi-Alternatives fund complex (three closed-end investment companies); Independent Manager, Ramius IDF fund complex (two closed-end investment companies); Independent Trustee, Gottex Trust (an open-end investment company with one portfolio).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Interested Trustee and Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee
Joseph C. Neuberger(1) 615 E. Michigan St. Milwaukee, WI 53202 Age: 52	Chairperson, and Trustee	Indefinite Term: Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	34	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 57	President and Principal Executive Officer	Indefinite Term: Since January 24, 2013	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2004-present).	N/A	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 40	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term: Since January 24, 2013	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2002-present).	N/A	N/A

Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 35	Secretary	Indefinite Term: Since November 15, 2005	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A	N/A

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee
Anita M. Zagrodnik 615 E. Michigan St. Milwaukee, WI 53202 Age: 54	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term: Since July 1, 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC, (January 2014- present); Senior Vice President, Ariel Investments, LLC, (2010-2013); Vice President, Ariel Investments, LLC (2003-2010).	N/A	N/A

Jesse Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 32	Assistant Treasurer	Indefinite Term: Since July 21, 2011	Mutual Fund Administrator, U.S. Bancorp Fund Services LLC (2008-present).	N/A	N/A
(1)	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-877-SNOWFND (877 766-9363). A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877 SNOWFND (877-766-9363), or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discountinue householding for your accounts, please call toll-free at 1-877-SNOWFND (877-766-9363) to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

SNOW CAPITAL FAMILY OF FUNDS

Investment Adviser

Snow Capital Management L.P.

2000 Georgetowne Drive, Suite 200

Sewickley, Pennsylvania 15143

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed May 6, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Trust for Professional Managers

By (Signature and Title)*    /s/John Buckel

                                           John Buckel, President

Date     11/5/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/John Buckel

                                           John Buckel, President

Date     11/5/14

By (Signature and Title)*    /s/Jennifer Lima

                                           Jennifer Lima, Treasurer

Date     11/5/14

* Print the name and title of each signing officer under his or her signature.